UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY, 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange
1.750% Notes due 2035		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 1, 2019, Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) issued a press release announcing the consummation of its sale of Bristol-Myers Squibb’s UPSA consumer health business (the “transaction”) to Taisho Pharmaceutical Holdings Co., Ltd. (“Taisho”).  Bristol-Myers Squibb and Taisho entered into related transaction agreements at the closing of the transaction, including a transitional services agreement.  As reported in Bristol-Myers Squibb’s Current Report on Form 8-K dated and filed on December 19, 2018, Bristol-Myers Squibb estimates the transaction will be approximately ($0.04) dilutive to 2019 earnings.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the research, development and commercialization of pharmaceutical products and the transaction. You can identify these forward-looking statements by the fact that they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and others words and terms of similar meaning and expression in connection with any discussion of the transaction, future operating or financial performance. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements are based on historical performance and current expectations and projections about our future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. These risks, assumptions, uncertainties and other factors include, among others, any delay or inability of Bristol-Myers Squibb to realize the expected benefits of the transaction. No forward-looking statement can be guaranteed. Forward-looking statements in this report should be evaluated together with the many risks and uncertainties that affect Bristol-Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol-Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated by our subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date of this document and except as otherwise required by applicable law, Bristol-Myers Squibb undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is included as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Bristol-Myers Squibb Company, dated July 1, 2019.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Bristol-Myers Squibb Company, dated July 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: July 1, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary